Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350 (AS ADOPTED

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002)

In connection with the annual report of The Quantum Group, Inc.(the “Company”) on Form 10-KSB/A for the year ending October 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donald B. Cohen , Chief Financial Officer of the Company, certify to my knowledge and in my capacity as an officer of the Company, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and,

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Signed on March 21, 2007

/s/ Donald B. Cohen

Donald B. Cohen

Chief Financial Officer of The Quantum Group, Inc.